Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period:	January-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	2-27-06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	January 31, 2006

FED ID	Case Number

57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company

54-0925005	03-13185	EAGLE Premium Finance Company, Inc.

58-2358369	03-13186	TICO Premium Finance Company, Inc.

57-0926039	03-13187	Thaxton Insurance Group, Inc.

57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation

58-2358372	03-13191	TICO Credit Company, Inc.

56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.

57-1109035	03-13196	TICO Credit Company of Alabama, Inc.

62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.

57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.

57-1110723	03-13199	TICO Credit Company of Georgia, Inc.

31-4256360	03-13200	Modern Finance dba TICO Credit Company

31-0819992	03-13202	Modern Financial Services, Inc.

74-2873274	03-13182	TICO Credit Company

64-0560143	03-13201	TICO Credit Company

75-2714829	03-13203	TICO Credit Company

57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation

57-0997623	03-13205	Southern Management Corporation

62-1618281	03-13206	Southern Finance of Tennessee, Inc.

57-1002963	03-13211	Covington Credit of Texas, Inc.

57-1013036	03-13207	Southern Financial Management, Inc.

57-1094987	03-13208	Covington Credit, Inc.

58-1435012	03-13209	Covington Credit of Georgia, Inc.

57-0827143	03-13212	Southern Finance of South Carolina, Inc.

57-0857420	03-13213	Quick Credit Corporation, Inc.

57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.

27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	10,444,012	—			10,444,012	10,805,219	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	12,365,380				12,365,380	8,600,000	363,025,974	330,611,238
Interest Income/Other Income	28,191				28,191	—	11,604,042	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,763,637)	2,763,637			—			—
Proceeds from the Sale of Assets
							—	—

Total Receipts	9,629,933	2,763,637	—	—	12,393,570	8,600,000	420,932,415	331,832,238

Disbursements
Gross Payroll/Payroll Taxes		2,763,637			2,763,637	2,607,800	65,847,743	60,912,945
Sales, Use & Other Taxes	96,164				96,164		1,575,524	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	191,856				191,856		2,690,825	—
Insurance/Payroll WH paid from operating accounts	33,063				33,063	31,500	357,488	55,300
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,926,164				1,926,164	2,552,870	68,864,577	67,316,269
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	3,501,476				3,501,476	2,874,000	181,177,530	182,276,823
					—		—
Deposits to Lenders	136,182				136,182		75,185,504	2,500,000
Professional fees - Carve-out	1,813,509				1,813,509	800,000	33,166,712	27,071,526
US Trustee Quarterly Fees	—				—	—	661,051	563,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	7,698,413	2,763,637	—	—	10,462,050	8,866,170	429,526,954	340,696,113

Net Cash Flow (Receipts less Disbursements)	1,931,520	—	—	—	1,931,520	(266,170)	(8,594,539)	(8,863,875)

Cash - End of Month	12,375,532	—	—	—	12,375,532	10,539,049	12,375,532	10,539,049

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 1/7	BUDGET 1/14	BUDGET 1/21	BUDGET 1/28	BUDGET MONTH DECEMBER
Beginning Cash	$10,805,219	$10,792,669	$9,595,449	$9,735,049	$10,805,219
Cash Receipts
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	1,950,000	1,900,000	2,300,000	2,450,000	8,600,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	1,950,000	1,900,000	2,300,000	2,450,000	8,600,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	560,000	720,000	710,000	640,000	2,630,000
Expenses related to Loans	45,000	79,000	56,000	64,000	244,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	605,000	799,000	766,000	704,000	2,874,000

					—

NET CASH RECEIPTS	1,345,000	1,101,000	1,534,000	1,746,000	5,726,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	50,000	200,000	50,000	25,000	325,000
Bank Charges	—	30,000	—	—	30,000
Claims Funding*	42,500	52,500	32,500	32,500	160,000
Company Auto	10,000	1,020	1,000	7,000	19,020
Computer Costs	10,000	15,000	1,500	10,000	36,500
Dues And Subscriptions	10,000	—	4,000	—	14,000
Employee Reimbursements - collections exp	1,000	500	1,000	500	3,000
Equipment Rental	5,000	—	5,000	—	10,000
Fixed Assets	10,000	10,000	40,000	10,000	70,000
Forms & Printing	30,000	150	—	30,000	60,150
Insurance	1,200	30,500	10,300	—	42,000
Meals & Entertainment	20,000	50	—	—	20,050
Miscellaneous	10,750	750	750	750	13,000
Office Expense	5,750	750	5,500	5,500	17,500
Postage	15,200	15,150	12,150	10,150	52,650
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	7,500	25,000	7,500	—	40,000
Professional Fees-Ordinary Course	15,000	25,000	15,000	15,000	70,000
Rent	1,300	10,000	—	184,300	195,600
Repairs & Maintenance	5,000	5,150	5,000	5,000	20,150
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	5,000	—	5,000
Taxes & Licenses	37,100	20,000	50,000	500	107,600
Telephone	30,200	1,200	20,200	60,000	111,600
Temporary Agency Staff	5,750	—	5,000	—	10,750
Board of Directors	15,000	3,500	—	—	18,500
Travel	20,000	3,000	3,000	3,000	29,000
Utilities	20,800	12,000	8,000	8,000	48,800

Total Operating Cash Disbursements	379,050	461,220	282,400	407,200	1,529,870

					—
					—
Other Items					—
					—
Interest to Finova	—	355,000	—	—	355,000
Payroll Paid TTG	25,000	—	25,000	—	50,000
Payroll Paid SMC	675,000	650,000	875,000	260,000	2,460,000
401K	35,000	—	—	62,800	97,800
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	31,500	—	—	—	31,500
Credit Insurance Carrier	—	600,000	—	—	600,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	978,500	1,837,000	1,112,000	534,800	4,462,300

					—
Cash from Operations					—
Total Collections	1,950,000	1,900,000	2,300,000	2,450,000	8,600,000
Total Disbursements	1,750,550	2,885,220	1,948,400	1,434,000	8,018,170

Net Cash from Operations	199,450	(985,220)	351,600	1,016,000	581,830

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	(12,550)	(1,197,220)	139,600	804,000	(266,170)

Adjustment due to New Budget Period					—

Ending Cash	10,792,669	9,595,449	9,735,049	10,539,049	10,539,049

THAXTON MONTHLY OPERATING REPORT - January 2006

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for January-06	JOINTLY ADMINISTERED

HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	10,444,012.01	9,208,849.43	—		1,236,783.94	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	12,365,379.86	—			12,365,379.86	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	28,190.61	26,785.59			220.85	1,184.17
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	12,393,570.47	26,785.59	—	—	12,365,600.71	1,184.17

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	3,569,613.89			(3,577,326.85)	7,712.96
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	12,393,570.47	3,596,399.48	—	—	8,788,273.86	8,897.13

					—	—
Cash Disbursements - Loans	—				—	—
	—				—	—
Loan Proceeds Checks	3,221,484.21	—			3,221,484.21	—
Expenses related to Loans\Thaxton Insurance Group	279,991.30	—			281,244.07	(1,252.77)

Subtotal - Loans	3,501,475.51	—	—		3,502,728.28	(1,252.77)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	206,591.35	—			206,591.35	—
Bank Charges	31,495.20	150.88			31,344.32	—
Claims Funding*	176,195.66	—			176,195.66	—
Company Auto	12,158.93	—			12,158.93	—
Computer Costs	43,768.83	4,256.00			39,171.83	341.00
Dues And Subscriptions	5,405.56	—			5,405.56	—
Employee Reimbursements - collections exp	—	—			—	—
Equipment Rental	4,122.91	—			4,122.91	—
Fixed Assets	62,423.77	—			62,423.77	—
Forms & Printing	81,095.77	—			81,095.77	—
Insurance	33,062.66	(564.20)			33,626.86	—
Meals & Entertainment	11,678.70	—			11,678.70	—
Miscellaneous	9,779.81	681.29			9,098.52	—
Office Expense	12,888.47	1,069.96			11,818.51	—
Postage	50,707.80	84.00			50,503.48	120.32
Prepaid Expenses	550.00	—			550.00	—
Prepaid Software ABS	25,047.73	—			25,047.73	—
Professional Fees - Ordinary Course	14,848.48	6,134.88			7,734.59	979.01
Rent	191,856.36	4,461.00			187,447.86	(52.50)
Repairs & Maintenance	16,367.99	—			16,367.99	—
Seminars & Meetings	1,000.66	—			1,000.66	—
Taxes & Licenses	96,163.82	7,760.37			88,403.45	—
Telephone	92,167.18	1,062.34			91,104.84	—
Temporary Agency Staff	264.00	—			264.00	—
Travel	11,999.63	—			11,999.63	—
Utilities	52,095.72	530.00			51,565.72	—
Interest to Finova	361,699.63	361,699.63			—	—
Payroll Paid TTG	44,553.87	35,791.80			—	8,762.07
Payroll Paid SMC	2,719,083.61	—			2,719,083.61	—
Restructuring Officer	48,000.00	48,000.00			—	—
Credit Insurance Payments	526,103.69	—			526,103.69	—
Deposit to Lender	136,182.00	136,182.00			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	1,813,509.00	1,813,509.00			—	—
Other	44,964.72	11,676.00			33,288.72	—

Total Other Cash Disbursements	6,960,574.51	2,432,484.95	—		4,517,939.66	10,149.90

					—	—
TOTAL ALL CASH DISBURSEMENTS	10,462,050.02	2,432,484.95	—		8,020,667.94	8,897.13

	12,375,532.46	10,372,763.96	—		2,004,389.86	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	12,375,532.46	10,372,763.96			2,004,389.86	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 2-27-06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	10,444,012.01		—	10,444,012.01

TICO Cash Collected	—	—	—	—
SM Cash Collected	12,365,379.86	—	—	12,365,379.86
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	28,190.61	—	—	28,190.61
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	12,393,570.47	—	—	12,393,570.47

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,763,637.48)	2,763,637.48	—	(0.00)
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	9,629,932.99	2,763,637.48	—	12,393,570.47

Cash Disbursements - Loans
Loan Proceeds Checks	3,221,484.21			3,221,484.21
Expenses related to Loans\Thaxton Insurance Group	279,991.30			279,991.30

Subtotal - Loans	3,501,475.51	—	—	3,501,475.51

	—
Cash Disbursements - Other	—
Advertising	206,591.35		—	206,591.35
Bank Charges	31,495.20	—	—	31,495.20
Claims Funding*	176,195.66		—	176,195.66
Company Auto	12,158.93	—	—	12,158.93
Computer Costs	43,768.83	—	—	43,768.83
Dues And Subscriptions	5,405.56	—	—	5,405.56
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	4,122.91	—	—	4,122.91
Fixed Assets	62,423.77	—	—	62,423.77
Forms & Printing	81,095.77	—	—	81,095.77
Insurance	33,062.66	—	—	33,062.66
Meals & Entertainment	11,678.70	—	—	11,678.70
Miscellaneous	9,779.81	—	—	9,779.81
Office Expense	12,888.47	—	—	12,888.47
Postage	50,707.80	—	—	50,707.80
Prepaid Expenses	550.00	—	—	550.00
Prepaid Software ABS	25,047.73	—	—	25,047.73
Professional Fees-Ordinary Course	14,848.48	—	—	14,848.48
Rent	191,856.36	—	—	191,856.36
Repairs & Maintenance	16,367.99	—	—	16,367.99
Seminars & Meetings	1,000.66	—	—	1,000.66
Taxes & Licenses	96,163.82	—	—	96,163.82
Telephone	92,167.18	—	—	92,167.18
Temporary Agency Staff	264.00	—	—	264.00
Travel	11,999.63	—	—	11,999.63
Utilities	52,095.72	—	—	52,095.72
Interest to Finova	361,699.63	—	—	361,699.63
Payroll Paid TTG	—	44,553.87	—	44,553.87
Payroll Paid SMC	—	2,719,083.61	—	2,719,083.61
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	526,103.69	—	—	526,103.69
Deposit to Lender	136,182.00	—	—	136,182.00
US Trustee	—	—	—	—
Bankruptcy Professionals	1,813,509.00	—	—	1,813,509.00
Other	44,964.72	—	—	44,964.72

Total Other Cash Disbursements	4,196,937.03	2,763,637.48	—	6,960,574.51

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,698,412.54	2,763,637.48	—	10,462,050.02

	12,375,532.46	—	—	12,375,532.46

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,432,484.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	2,432,484.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case # 03-13183
Monthly Court Report for January-06
FED ID # 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	9,208,849.43	—	7,535,662.91	393,802.45	1,279,384.07	—	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	26,785.59	—	10,294.54		16,491.05	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	26,785.59	—	10,294.54	—	16,491.05	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,569,613.89	—	(750,000.00)	(8,554.00)	4,292,376.09	35,791.80	—
	—
	—					—

Total Cash receipts	3,596,399.48	—	(739,705.46)	(8,554.00)	4,308,867.14	35,791.80	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	150.88		75.44	—	75.44	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,256.00				4,256.00
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(564.20)				(564.20)
Meals & Entertainment	—				—
Miscellaneous	681.29				681.29
Office Expense	1,069.96				1,069.96
Postage	84.00				84.00
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	6,134.88				6,134.88
Rent	4,461.00				4,461.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	7,760.37				7,760.37
Telephone	1,062.34				1,062.34
Temporary Agency Staff	—
Travel	—
Utilities	530.00				530.00
Interest to Finova	361,699.63				361,699.63
Payroll Paid TTG	35,791.80					35,791.80
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	136,182.00				136,182.00
US Trustee	—
Bankruptcy Professionals	1,813,509.00				1,813,509.00
Other	11,676.00				11,676.00

Total Other Cash Disbursements	2,432,484.95	—	75.44	—	2,396,617.71	35,791.80	—

TOTAL ALL CASH DISBURSEMENTS	2,432,484.95	—	75.44	—	2,396,617.71	35,791.80	—

	10,372,763.96	—	6,795,882.01	385,248.45	3,191,633.50	—	—

Book Balance per bank rec.	10,372,763.96	—	6,795,882.01	385,248.45	3,191,633.50	—	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	9,208,849.43	—	—	9,208,849.43

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	26,785.59	—	—	26,785.59
Proceeds from the sales of the TICO Assets

SUBTOTAL	26,785.59	—	—	26,785.59

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,569,613.89	—	—	3,569,613.89
			—	—
	—	—	—	—

Total Cash receipts	3,596,399.48	—	—	3,596,399.48

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	150.88	—	—	150.88
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,256.00	—	—	4,256.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(564.20)	—	—	(564.20)
Meals & Entertainment	—	—	—	—
Miscellaneous	681.29	—	—	681.29
Office Expense	1,069.96	—	—	1,069.96
Postage	84.00	—	—	84.00
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	6,134.88	—	—	6,134.88
Rent	4,461.00	—	—	4,461.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	7,760.37	—	—	7,760.37
Telephone	1,062.34	—	—	1,062.34
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	530.00	—	—	530.00
Interest to Finova	361,699.63	—	—	361,699.63
Payroll Paid TTG	—	35,791.80	—	35,791.80
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	136,182.00	—	—	136,182.00
US Trustee	—	—	—	—
Bankruptcy Professionals	1,813,509.00	—	—	1,813,509.00
Other	11,676.00	—	—	11,676.00

Total Other Cash Disbursements	2,396,693.15	35,791.80	—	2,432,484.95

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,396,693.15	35,791.80	—	2,432,484.95

	10,408,555.76	(35,791.80)	—	10,372,763.96

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case #	03-13184	Case No.	01-10573
Monthly Court Report for January-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—						—	—
	—							—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—						—	—
	—						—	—
	—							—	—
	—						—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—

	—	—	—	—	—
Book Balance per bank rec.

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for January-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—	—			—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—		—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—		—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—				—	—	—	—
Expenses related to Loans	—				—	—	—	—

Subtotal - Loans	—	—		—	—			—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—

Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No.	03-13185	Case No.	03-13185
Monthly Court Report for January-06
FED ID # 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM				—		—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal -Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements -collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case #	03-13187	Case No.	03-13187
Monthly Court Report for January-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED“ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case #	03-13188	Case No.	03-13188
Monthly Court Report for January-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for January-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for January-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-OH 03-13200	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	(0.00)	—	—	(1,621.36)

	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	1,184.17	1,159.17	25.00	—	—	—

SUBTOTAL	1,184.17	1,159.17	25.00	—	—	—

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,712.96	(1,659.17)	(25.00)	(752.77)	(29.00)	10,178.90
	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,897.13	(500.00)	—	(752.77)	(29.00)	10,178.90

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—
Expenses related to Loans	(1,252.77)	(500.00)	—	(752.77)	(29.00)	29.00

Subtotal - Loans	(1,252.77)	(500.00)	—	(752.77)	(29.00)	29.00

		—	—	—	—	—
	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—
Advertising	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—
Insurance	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—
Postage	120.32	—	—	—	—	120.32
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—
Professional Fees-Ordinary Course	979.01	—	—	—	—	979.01
Rent	(52.50)	—	—	—	—	(52.50)
Repairs & Maintenance	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—
Telephone	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—
Travel	—	—	—	—	—	—
Utilities	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	8,762.07	—	—	—	—	8,762.07
Payroll Paid SMC	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—

Total Other Cash Disbursements	10,149.90	—	—	—	—	10,149.90

TOTAL ALL CASH DISBURSEMENTS	8,897.13	(500.00)	—	(752.77)	(29.00)	10,178.90

		—	—	—	—	—

	(1,621.36)	—	(0.00)	—	—	(1,621.36)

		—	—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	(0.00)	—	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,184.17	—	—	1,184.17

SUBTOTAL	1,184.17	—	—	1,184.17

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,049.11)	8,762.07	—	7,712.96
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	135.06	8,762.07	—	8,897.13

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(1,252.77)			(1,252.77)

Subtotal - Loans	(1,252.77)			(1,252.77)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	120.32	—	—	120.32
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	979.01	—	—	979.01
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,762.07	—	8,762.07
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	1,387.83	8,762.07	—	10,149.90

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	135.06	8,762.07	—	8,897.13

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	Case No.	-
Monthly Court Report for January-06
FED ID#

	Consolidated Totals	TICO-MS	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)				(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—		—	—		—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—				—	—	—	—	—
TIG Cash Collected	—				—	—	—	—	—
TPF Cash Collected	—				—	—	—	—	—
TCL Cash Collected	—				—	—	—	—	—
Other Income Collected	—				—	—	—	—	—

SUBTOTAL	—	—	—	—	—

	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	135.06	(500.00)	(752.77)	(29.00)	1,416.83	135.06	—	—	135.06
Outstanding Checks	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	135.06	(500.00)	(752.77)	(29.00)	1,416.83	135.06	—	—	135.06

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks						—			—
Expenses related to Loans	(1,252.77)	(500.00)	(752.77)	(29.00)	29.00	(1,252.77)			(1,252.77)

Subtotal - Loans	(1,252.77)	(500.00)	(752.77)	(29.00)	29.00	(1,252.77)			(1,252.77)

		—	—	—	—	—			—
		—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—			—
Advertising	—					—			—
Bank Charges	—					—	—	—	—
Claims Funding*	—					—			—
Company Auto	—					—	—	—	—
Computer Costs	341.00				341.00	341.00	—	—	341.00
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	120.32				120.32	120.32	—	—	120.32
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	979.01				979.01	979.01	—	—	979.01
Rent	(52.50)				(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Credit Insurance Payments	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,387.83	—	—	—	1,387.83	1,387.83	—	—	1,387.83

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	135.06	(500.00)	(752.77)	(29.00)	1,416.83	135.06	—	—	135.06

		—	—	—	—

	(1,621.36)	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

		—	—	—	—
Book Balance per bank rec.	(1,621.36)				(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	10,178.90
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$10,178.90

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for January-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	10,178.90	1,416.83	8,762.07		1,416.83	8,762.07	—	10,178.90
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	10,178.90	1,416.83	8,762.07	—	1,416.83	8,762.07	—	10,178.90

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	29.00	29.00			29.00			29.00

Subtotal - Loans	29.00	29.00	—		29.00	—	—	29.00

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	120.32	120.32			120.32	—	—	120.32
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	979.01	979.01			979.01	—	—	979.01
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,762.07	—	8,762.07		—	8,762.07	—	8,762.07
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	10,149.90	1,387.83	8,762.07	—	1,387.83	8,762.07	—	10,149.90

TOTAL ALL CASH DISBURSEMENTS	10,178.90	1,416.83	8,762.07	—	1,416.83	8,762.07	—	10,178.90

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case #	03-13194	Case No.	03-13194
Monthly Court Report for January-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(752.77)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($752.77)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No.	03-13191	Case No.	03-13191
Monthly Court Report for January-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(752.77)	(752.77)	—		(752.77)	—	—	(752.77)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(752.77)	(752.77)	—	—	(752.77)	—	—	(752.77)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(752.77)	(752.77)			(752.77)	—	—	(752.77)

Subtotal - Loans	(752.77)	(752.77)	—		(752.77)	—	—	(752.77)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	(752.77)	(752.77)	—	—	(752.77)	—	—	(752.77)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No.	03-13196	Case No.	03-13196
Monthly Court Report for January-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No.	03-13193	Case No.	03-13193
Monthly Court Report for January- 06
FED ID# 56- 2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements

Net Cash Flow (Receipts less Disbursements)

Cash - End of Month

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-DELAWARE	Case No.	03-13182
Monthly Court Report for January - 06
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case #	03-13199	Case No.	03-13199
Monthly Court Report for January-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—
Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No.	03-13200	Case No.	03-13200
Monthly Court Report for January-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	25.00	25.00			25.00	—	—	25.00

SUBTOTAL	25.00	25.00	—	—	25.00	—	—	25.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25.00)	(25.00)	—		(25.00)	—	—	(25.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case #	03-13190	Case No.	03-13190
Monthly Court Report for January-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(500.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($500.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for January-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	1,159.17	1,159.17		1,159.17	—	—	1,159.17

SUBTOTAL	1,159.17	1,159.17	—	1,159.17	—	—	1,159.17

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,659.17)	(1,659.17)		(1,659.17)	—	—	(1,659.17)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(500.00)	(500.00)	—	(500.00)	—	—	(500.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Subtotal - Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(500.00)	(500.00)		(500.00)	—	—	(500.00)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(29.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($29.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No.	03-13203	Case No.	03-13203
Monthly Court Report for January-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(29.00)	(29.00)	—	—	(29.00)	—	—	(29.00)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(29.00)	(29.00)	—	—	(29.00)	—	—	(29.00)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(29.00)	(29.00)			(29.00)	—	—	(29.00)

Subtotal - Loans	(29.00)	(29.00)	—	—	(29.00)	—	—	(29.00)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(29.00)	(29.00)	—	—	(29.00)	—	—	(29.00)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case #	03-13197	Case No.	03-13197
Monthly Court Report for January-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case #	03-13198	Case No.	03-13198
Monthly Court Report for January-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for January-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	#REF!	—				—	—	—	—
Claims Funding*	#REF!	—	#REF!	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	#REF!	—	#REF!	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	#REF!	—	#REF!	—	—	—	—	—	—	—	—

	#REF!	—	#REF!	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Months		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No.	03-13204	Case No.	03-13204
Monthly Court Report for January-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.	-
Monthly Court Report for
FED ID# January-06

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,236,783.94	76,321.58	435,582.36	692,844.64	26,878.80	—	105,559.35	(100,402.79)	1,236,783.94	—	—	1,236,783.94

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	12,365,379.86	426,236.62	3,290,706.71	2,774,150.89	1,374,651.90	1,487,175.52	1,198,249.98	1,814,208.24	12,365,379.86	—	—	12,365,379.86
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	220.85	—	—	—	—	—	—	220.85	220.85	—	—	220.85

SUBTOTAL	12,365,600.71	426,236.62	3,290,706.71	2,774,150.89	1,374,651.90	1,487,175.52	1,198,249.98	1,814,429.09	12,365,600.71	—	—	12,365,600.71

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,719,083.61)	2,719,083.61	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(3,577,326.85)	(117,246.19)	(1,364,822.52)	(426,084.72)	(149,065.57)	(475,429.97)	(309,248.76)	(735,429.12)	(3,577,326.85)	—	—	(3,577,326.85)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,788,273.86	308,990.43	1,925,884.19	2,348,066.17	1,225,586.33	1,011,745.55	889,001.22	1,078,999.97	6,069,190.25	2,719,083.61	—	8,788,273.86

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	3,221,484.21	162,379.23	1,049,033.50	764,467.37	415,533.88	417,562.90	412,507.33	—	3,221,484.21			3,221,484.21
Expenses related to Loans	281,244.07	13,858.68	63,399.33	88,500.29	47,521.10	42,061.48	25,903.19	—	281,244.07			281,244.07

Subtotal - Loans	3,502,728.28	176,237.91	1,112,432.83	852,967.66	463,054.98	459,624.38	438,410.52	—	3,502,728.28			3,502,728.28

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	206,591.35	2,367.45	19,560.11	17,759.01	9,356.42	11,049.49	7,067.70	139,431.17	206,591.35			206,591.35
Bank Charges	31,344.32	—	—	—	—	—	59.00	31,285.32	31,344.32	—	—	31,344.32
Claims Funding*	176,195.66	702.47	55,794.41	11,332.91	25,003.65	8,434.95	22,605.31	52,321.96	176,195.66			176,195.66
Company Auto	12,158.93	316.78	3,527.69	3,261.18	1,170.29	—	1,046.87	2,836.12	12,158.93	—	—	12,158.93
Computer Costs	39,171.83	1,089.57	5,775.64	5,865.91	2,542.62	3,678.15	1,966.91	18,253.03	39,171.83	—	—	39,171.83
Dues And Subscriptions	5,405.56	—	175.21	15.35	2,425.00	—	2,505.00	285.00	5,405.56	—	—	5,405.56
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,122.91	—	—	—	80.00	—	—	4,042.91	4,122.91	—	—	4,122.91
Fixed Assets	62,423.77	22.63	8,769.62	1,268.33	935.39	3,959.23	11,111.79	36,356.78	62,423.77	—	—	62,423.77
Forms & Printing	81,095.77	4,461.05	23,137.80	17,636.82	10,922.35	9,998.78	8,421.15	6,517.82	81,095.77	—	—	81,095.77
Insurance	33,626.86	1,260.14	10,766.68	7,520.95	4,565.42	4,923.36	3,078.59	1,511.72	33,626.86	—	—	33,626.86
Meals & Entertainment	11,678.70	133.15	3,421.17	3,966.08	1,003.58	—	1,163.53	1,991.19	11,678.70	—	—	11,678.70
Miscellaneous	9,098.52	408.06	1,906.26	1,738.21	3,816.35	243.40	761.13	225.11	9,098.52	—	—	9,098.52
Office Expense	11,818.51	272.39	3,138.64	1,287.73	2,508.06	515.64	451.57	3,644.48	11,818.51	—	—	11,818.51
Postage	50,503.48	992.48	8,593.78	15,201.40	4,468.58	7,799.43	2,391.88	11,055.93	50,503.48	—	—	50,503.48
Prepaid Expenses	550.00	—	—	—	—	—	—	550.00	550.00	—	—	550.00
Prepaid Software ABS	25,047.73	—	1,973.28	—	—	—	—	23,074.45	25,047.73	—	—	25,047.73
Professional Fees - Ordinary Course	7,734.59	—	1,191.59	—	590.00	—	—	5,953.00	7,734.59	—	—	7,734.59
Rent	187,447.86	7,124.77	57,156.03	37,970.98	23,119.05	20,181.52	25,343.79	16,551.72	187,447.86	—	—	187,447.86
Repairs & Maintenance	16,367.99	431.05	3,567.23	3,711.23	2,791.53	2,542.41	2,545.74	778.80	16,367.99	—	—	16,367.99
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	1,000.66	133.53	55.00	467.13	230.00	—	—	115.00	1,000.66	—	—	1,000.66
Taxes & Licenses	88,403.45	402.86	10,235.81	39,796.45	12,254.10	10,685.61	14,749.25	279.37	88,403.45	—	—	88,403.45
Telephone	91,104.84	3,107.03	28,107.56	11,410.72	4,919.78	3,894.08	4,690.53	34,975.14	91,104.84	—	—	91,104.84
Temporary Agency Staff	264.00	—	264.00	—	—	—	—	—	264.00	—	—	264.00
Travel	11,999.63	1,255.38	2,663.06	1,601.31	2,113.22	94.07	2,105.46	2,167.13	11,999.63	—	—	11,999.63
Utilities	51,565.72	3,106.03	15,226.43	11,499.59	7,051.71	6,903.89	7,778.07	—	51,565.72	—	—	51,565.72
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,719,083.61	101,345.50	420,681.26	754,091.31	408,822.76	345,884.24	281,428.63	406,829.91	—	2,719,083.61	—	2,719,083.61
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	22,741.00	909.00	—	2,727.00	1,352.00	—	—	17,753.00	22,741.00	—	—	22,741.00
Credit Insurance Payments	526,103.69	—	—	199,847.02	217,234.03	109,022.64	—	—	526,103.69	—	—	526,103.69
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	33,288.72	983.50	10,546.37	5,505.48	3,514.08	2,310.28	379.03	10,049.98	33,288.72	—	—	33,288.72

Total Other Cash Disbursements	4,517,939.66	130,824.82	696,234.63	1,155,482.10	752,789.97	552,121.17	401,650.93	828,836.04	1,798,856.05	2,719,083.61	—	4,517,939.66

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,020,667.94	307,062.73	1,808,667.46	2,008,449.76	1,215,844.95	1,011,745.55	840,061.45	828,836.04	5,301,584.33	2,719,083.61	—	8,020,667.94

			—

	2,004,389.86	78,249.28	552,799.09	1,032,461.05	36,620.18	—	154,499.12	149,761.14	2,004,389.86	—	—	2,004,389.86

Book Balance per bank rec.	2,004,389.86	78,249.28	552,799.09	1,032,461.05	36,620.18	—	154,499.12	149,761.14

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia	2000014825127
Monthly Court Report for January-06	ACCOUNT	#2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(650,231.96)	—	—	—	—	—			(650,231.96)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,246,292.77	267,315.99	1,903,032.08	1,666,674.20	1,033,008.63	853,385.35	725,520.91	26,009.49	771,346.12
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,246,292.77	267,315.99	1,903,032.08	1,666,674.20	1,033,008.63	853,385.35	725,520.91	26,009.49	771,346.12

Cash Disbursements - Loans
Loan Proceeds Checks	3,237,491.32	162,379.23	1,049,033.50	764,467.37	415,533.88	417,562.90	412,507.33	16,007.11
Expenses related to Loans	281,984.89	13,858.68	63,399.33	88,500.29	47,521.10	42,061.48	25,903.19	740.82

Subtotal - Loans	3,519,476.21	176,237.91	1,112,432.83	852,967.66	463,054.98	459,624.38	438,410.52	16,747.93	—

Cash Disbursements - Other
Advertising	207,136.44	2,367.45	19,560.11	17,759.01	9,356.42	11,049.49	7,067.70	545.09	139,431.17
Bank Charges	31,882.10		537.78				59.00		31,285.32
Claims Funding*	176,195.66	702.47	55,794.41	11,332.91	25,003.65	8,434.95	22,605.31		52,321.96
Company Auto	12,158.93	316.78	3,527.69	3,261.18	1,170.29		1,046.87		2,836.12
Computer Costs	39,220.83	1,089.57	5,775.64	5,865.91	2,542.62	3,678.15	1,966.91	49.00	18,253.03
Dues And Subscriptions	5,405.56		175.21	15.35	2,425.00		2,505.00		285.00
Employee Reimbursements - collections exp	—
Equipment Rental	4,122.91				80.00				4,042.91
Fixed Assets	62,423.77	22.63	8,769.62	1,268.33	935.39	3,959.23	11,111.79		36,356.78
Forms & Printing	82,026.63	4,461.05	23,137.80	17,636.82	10,922.35	9,998.78	8,421.15	930.86	6,517.82
Insurance	33,630.43	1,260.14	10,766.68	7,520.95	4,565.42	4,923.36	3,078.59	3.57	1,511.72
Meals & Entertainment	11,678.70	133.15	3,421.17	3,966.08	1,003.58		1,163.53		1,991.19
Miscellaneous	9,098.52	408.06	1,906.26	1,738.21	3,816.35	243.40	761.13		225.11
Office Expense	11,861.72	272.39	3,138.64	1,287.73	2,508.06	515.64	451.57	43.21	3,644.48
Postage	50,620.91	992.48	8,593.78	15,201.40	4,468.58	7,799.43	2,391.88	117.43	11,055.93
Prepaid Expenses	550.00								550.00
Prepaid Software ABS	25,047.73		1,973.28						23,074.45
Professional Fees-Ordinary Course	7,734.59		1,191.59		590.00				5,953.00
Rent	188,741.69	7,124.77	57,156.03	37,970.98	23,119.05	20,181.52	25,343.79	1,293.83	16,551.72
Repairs & Maintenance	16,379.43	431.05	3,567.23	3,711.23	2,791.53	2,542.41	2,545.74	11.44	778.80
Roadgard	—
Seminars & Meetings	1,000.66	133.53	55.00	467.13	230.00				115.00
Taxes & Licenses	88,515.76	402.86	10,235.81	39,796.45	12,254.10	10,685.61	14,749.25	112.31	279.37
Telephone	91,104.84	3,107.03	28,107.56	11,410.72	4,919.78	3,894.08	4,690.53		34,975.14
Temporary Agency Staff	264.00		264.00
Travel	11,999.63	1,255.38	2,663.06	1,601.31	2,113.22	94.07	2,105.46		2,167.13
Utilities	51,899.69	3,106.03	15,226.43	11,499.59	7,051.71	6,903.89	7,778.07	333.97
Interest to Finova	—
Payroll Paid TTG	—
	1,859,246.41	61,598.76	514,508.10	412,315.75	225,986.44	187,524.04	166,888.09	5,820.85	284,604.38
Restructuring Officer	—
Insurance Renewal	22,741.00	909.00		2,727.00	1,352.00				17,753.00
Credit Insurance Carrier	526,103.69			199,847.02	217,234.03	109,022.64
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	33,288.72	983.50	10,546.37	5,505.48	3,514.08	2,310.28	379.03		10,049.98

Total Other Cash Disbursements	3,662,080.95	91,078.08	790,599.25	813,706.54	569,953.65	393,760.97	287,110.39	9,261.56	706,610.51

TOTAL ALL CASH DISBURSEMENTS	7,181,557.16	267,315.99	1,903,032.08	1,666,674.20	1,033,008.63	853,385.35	725,520.91	26,009.49	706,610.51

	(585,496.35)	—	—	—	—	—	—	—	(585,496.35)

Book Balance per bank rec.		—	—		—	—			(585,496.35)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	307,062.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$307,062.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No.	03-13208	Case No.
Monthly Court Report for January-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	76,321.58	18,816.69	6,256.36	7,253.95	8,885.57	8,298.41	—	—	12,797.20	6,252.91	7,760.49		76,321.58	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	426,236.62	45,714.03	34,578.65	44,683.47	47,830.44	50,612.57	54,601.42		63,915.57	36,793.13	47,507.34		426,236.62	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	426,236.62	45,714.03	34,578.65	44,683.47	47,830.44	50,612.57	54,601.42	—	63,915.57	36,793.13	47,507.34	—	426,236.62	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(117,246.19)	(52,931.08)	(34,250.29)	(43,429.42)	(45,494.17)	(47,787.35)	212,714.57	39,746.74	(64,031.11)	(33,096.30)	(48,687.78)		(117,246.19)	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	308,990.43	(7,217.05)	328.36	1,254.05	2,336.27	2,825.22	267,315.99	39,746.74	(115.54)	3,696.83	(1,180.44)	—	269,243.69	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	162,379.23						162,379.23						162,379.23	—
Expenses related to Loans	13,858.68						13,858.68						13,858.68	—

Subtotal - Loans	176,237.91	—	—	—	—	—	176,237.91	—	—	—	—		176,237.91	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	2,367.45						2,367.45						2,367.45	—
Bank Charges	—						—						—	—	—
Claims Funding*	702.47						702.47						702.47	—
Company Auto	316.78						316.78						316.78	—	—
Computer Costs	1,089.57						1,089.57						1,089.57	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	22.63						22.63						22.63	—	—
Forms & Printing	4,461.05						4,461.05						4,461.05	—	—
Insurance	1,260.14						1,260.14						1,260.14	—	—
Meals & Entertainment	133.15						133.15						133.15	—	—
Miscellaneous	408.06						408.06						408.06	—	—
Office Expense	272.39						272.39						272.39	—	—
Postage	992.48						992.48						992.48	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	7,124.77						7,124.77						7,124.77	—	—
Repairs & Maintenance	431.05						431.05						431.05	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	133.53						133.53						133.53	—	—
Taxes & Licenses	402.86						402.86						402.86	—	—
Telephone	3,107.03						3,107.03						3,107.03	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	1,255.38						1,255.38						1,255.38	—	—
Utilities	3,106.03						3,106.03						3,106.03	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	101,345.50						61,598.76	39,746.74					61,598.76	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	909.00						909.00						909.00	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	983.50						983.50						983.50	—	—

Total Other Cash Disbursements	130,824.82	—	—	—	—	—	91,078.08	39,746.74	—	—	—		91,078.08	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	307,062.73	—	—	—	—	—	267,315.99	39,746.74	—	—	—		267,315.99	39,746.74	—

	78,249.28	11,599.64	6,584.72	8,508.00	11,221.84	11,123.63	—	—	12,681.66	9,949.74	6,580.05		78,249.28	—	—

Ending Bank Balance per bank rec.	78,249.28	11,599.64	6,584.72	8,508.00	11,221.84	11,123.63			12,681.66	9,949.74	6,580.05

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,008,449.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,008,449.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case #	03-13212	Case No.	03-13212
Monthly Court Report for January-06
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	692,844.64	5,891.24	16,919.08	8,745.01	585,748.44	18,421.40		—

	—
TICO Cash Collected	—
SM Cash Collected	2,774,150.89	49,027.18	69,301.89	57,639.37	2,269,161.92	100,499.07	(156,120.83)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,774,150.89	49,027.18	69,301.89	57,639.37	2,269,161.92	100,499.07	(156,120.83)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(426,084.72)	(48,830.91)	(71,886.96)	(50,957.83)	(2,402,718.51)	(100,261.21)	1,822,795.03	341,775.56
	—
	—

Total Cash Receipts and Transfers	2,348,066.17	196.27	(2,585.07)	6,681.54	(133,556.59)	237.86	1,666,674.20	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	764,467.37						764,467.37
Expenses related to Loans	88,500.29						88,500.29

Subtotal - Loans	852,967.66						852,967.66

Cash Disbursements - Other
Advertising	17,759.01						17,759.01
Bank Charges	—
Claims Funding*	11,332.91						11,332.91
Company Auto	3,261.18						3,261.18
Computer Costs	5,865.91						5,865.91
Dues And Subscriptions	15.35						15.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	1,268.33						1,268.33
Forms & Printing	17,636.82						17,636.82
Insurance	7,520.95						7,520.95
Meals & Entertainment	3,966.08						3,966.08
Miscellaneous	1,738.21						1,738.21
Office Expense	1,287.73						1,287.73
Postage	15,201.40						15,201.40
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	37,970.98						37,970.98
Repairs & Maintenance	3,711.23						3,711.23
Roadgard	—						—
Seminars & Meetings	467.13						467.13
Taxes & Licenses	39,796.45						39,796.45
Telephone	11,410.72						11,410.72
Temporary Agency Staff	—						—
Travel	1,601.31						1,601.31
Utilities	11,499.59						11,499.59
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	754,091.31						412,315.75	341,775.56
Restructuring Officer	—						—
Insurance Renewal	2,727.00						2,727.00
Voyager Payment	199,847.02						199,847.02
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	5,505.48						5,505.48

Total Other Cash Disbursements	1,155,482.10	—	—	—	—	—	813,706.54	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,008,449.76	—	—	—	—	—	1,666,674.20	341,775.56

	1,032,461.05	6,087.51	14,334.01	15,426.55	452,191.85	18,659.26	—	—

Book Balance per bank rec.	1,032,461.05	6,087.51	14,334.01	15,426.55	452,191.85	18,659.26

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	13,083.42	10,127.78	33,908.27	692,844.64	—	—	692,844.64

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	70,998.29	65,889.03	247,754.97	2,774,150.89	—	—	2,774,150.89
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	70,998.29	65,889.03	247,754.97	2,774,150.89	—	—	2,774,150.89

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,858.38)	(65,215.13)	219,073.62	(767,860.28)	341,775.56	—	(426,084.72)
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	1,139.91	673.90	466,828.59	2,006,290.61	341,775.56	—	2,348,066.17

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				764,467.37			764,467.37
Expenses related to Loans				88,500.29			88,500.29

Subtotal - Loans				852,967.66			852,967.66

				—
				—
Cash Disbursements - Other				—
Advertising				17,759.01			17,759.01
Bank Charges				—	—	—	—
Claims Funding*				11,332.91			11,332.91
Company Auto				3,261.18	—	—	3,261.18
Computer Costs				5,865.91	—	—	5,865.91
Dues And Subscriptions				15.35	—	—	15.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				1,268.33	—	—	1,268.33
Forms & Printing				17,636.82	—	—	17,636.82
Insurance				7,520.95	—	—	7,520.95
Meals & Entertainment				3,966.08	—	—	3,966.08
Miscellaneous				1,738.21	—	—	1,738.21
Office Expense				1,287.73	—	—	1,287.73
Postage				15,201.40	—	—	15,201.40
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				37,970.98	—	—	37,970.98
Repairs & Maintenance				3,711.23	—	—	3,711.23
Roadgard				—	—	—	—
Seminars & Meetings				467.13	—	—	467.13
Taxes & Licenses				39,796.45	—	—	39,796.45
Telephone				11,410.72	—	—	11,410.72
Temporary Agency Staff				—	—	—	—
Travel				1,601.31	—	—	1,601.31
Utilities				11,499.59	—	—	11,499.59
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				412,315.75	341,775.56	—	754,091.31
Restructuring Officer				—	—	—	—
Insurance Renewal				2,727.00	—	—	2,727.00
Voyager Payment				199,847.02	—	—	199,847.02
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				5,505.48	—	—	5,505.48

Total Other Cash Disbursements	—	—	—	1,155,482.10	—	—	1,155,482.10

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,666,674.20	341,775.56	—	2,008,449.76

	14,223.33	10,801.68	500,736.86	1,032,461.05	—	—	1,032,461.05

Book Balance per bank rec.	14,223.33	10,801.68	500,736.86

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,808,667.46
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,808,667.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case #	03-13211
Monthly Court Report for January-06
FED ID# 57-1002963			Texas State Bank Prosperity

	Consolidated Totals	1st Commerce Bank 1350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488
Beginning Cash Position	435,582.36	7,868.91	10,164.58	10,621.08	9,767.61	10,013.70	11,134.47	16,149.81

	—
TICO Cash Collected	—
SM Cash Collected	3,290,706.71	56,096.02	61,187.19	58,541.61	67,731.07	52,681.58	78,416.79	65,365.64
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,290,706.71	56,096.02	61,187.19	58,541.61	67,731.07	52,681.58	78,416.79	65,365.64

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,364,822.52)	(53,832.99)	(59,767.72)	(62,119.25)	(65,559.29)	(51,130.56)	(73,196.11)	(66,071.50)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,925,884.19	2,263.03	1,419.47	(3,577.64)	2,171.78	1,551.02	5,220.68	(705.86)

Cash Disbursements - Loans
Loan Proceeds Checks	1,049,033.50
Expenses related to Loans	63,399.33

Subtotal - Loans	1,112,432.83	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	19,560.11
Bank Charges	—
Claims Funding*	55,794.41
Company Auto	3,527.69
Computer Costs	5,775.64
Dues And Subscriptions	175.21
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	8,769.62
Forms & Printing	23,137.80
Insurance	10,766.68
Meals & Entertainment	3,421.17
Miscellaneous	1,906.26
Office Expense	3,138.64
Postage	8,593.78
Prepaid Expenses	—
Prepaid Software ABS	1,973.28
Professional Fees-Ordinary Course	1,191.59
Rent	57,156.03
Repairs & Maintenance	3,567.23
Roadgard	—
Seminars & Meetings	55.00
Taxes & Licenses	10,235.81
Telephone	28,107.56
Temporary Agency Staff	264.00
Travel	2,663.06
Utilities	15,226.43
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,546.37

Total Other Cash Disbursements	696,234.63	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,808,667.46	—	—	—	—	—	—	—

	552,799.09	10,131.94	11,584.05	7,043.44	11,939.39	11,564.72	16,355.15	15,443.95

Book Balance per bank rec.	552,799.09	10,131.94	11,584.05	7,043.44	11,939.39	11,564.72	16,355.15	15,443.95

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	6,836.81	7,175.40	109,666.25	9,558.83	5,692.59	7,846.79	7,355.64

TICO Cash Collected
SM Cash Collected	47,820.33	47,730.91	805,328.77	82,553.30	48,688.36	41,897.17	53,351.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	47,820.33	47,730.91	805,328.77	82,553.30	48,688.36	41,897.17	53,351.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,928.53)	(43,053.95)	(752,529.64)	(76,931.32)	(43,687.13)	(41,310.61)	(48,580.35)

Total Cash Receipts and Transfers	3,891.80	4,676.96	52,799.13	5,621.98	5,001.23	586.56	4,770.67

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	10,728.61	11,852.36	162,465.38	15,180.81	10,693.82	8,433.35	12,126.31

Book Balance per bank rec.	10,728.61	11,852.36	162,465.38	15,180.81	10,693.82	8,433.35	12,126.31

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	79921	325149301
Monthly Court Report for
FED ID# 1st National		1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775
Beginning Cash Position	8,487.71	11,979.05	6,159.01	11,888.86	6,164.36	8,501.66	11,708.80	7,887.67	11,802.82	6,941.68	—

TICO Cash Collected		—
SM Cash Collected	74,572.13	68,588.88	36,907.46	73,608.52	41,963.35	67,692.47	62,000.28	63,945.05	63,170.05	50,179.11	—
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	74,572.13	68,588.88	36,907.46	73,608.52	41,963.35	67,692.47	62,000.28	63,945.05	63,170.05	50,179.11	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(71,501.14)	(65,802.01)	(31,279.01)	(75,220.95)	(41,303.75)	(60,759.93)	(62,501.23)	(60,977.53)	(63,256.27)	(50,865.16)	—

Total Cash Receipts and Transfers	3,070.99	2,786.87	5,628.45	(1,612.43)	659.60	6,932.54	(500.95)	2,967.52	(86.22)	(686.05)	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	11,558.70	14,765.92	11,787.46	10,276.43	6,823.96	15,434.20	11,207.85	10,855.19	11,716.60	6,255.63	—

Book Balance per bank rec.	11,558.70	14,765.92	11,787.46	10,276.43	6,823.96	15,434.20	11,207.85	10,855.19	11,716.60	6,255.63	—

	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624
Beginning Cash Position	—	—	9,895.14

TICO Cash Collected
SM Cash Collected	585,777.86		61,512.85
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	585,777.86	—	61,512.85

GENERAL LEDGER DEPOSITS AND TRANSFERS	802,208.34	420,681.26	(58,045.88)

Total Cash Receipts and Transfers	1,387,986.20	420,681.26	3,466.97

Cash Disbursements - Loans
Loan Proceeds Checks	1,049,033.50
Expenses related to Loans	63,399.33

Subtotal - Loans	1,112,432.83	—	—

Cash Disbursements - Other
Advertising	19,560.11
Bank Charges
Claims Funding*	55,794.41
Company Auto	3,527.69
Computer Costs	5,775.64
Dues And Subscriptions	175.21
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	8,769.62
Forms & Printing	23,137.80
Insurance	10,766.68
Meals & Entertainment	3,421.17
Miscellaneous	1,906.26
Office Expense	3,138.64
Postage	8,593.78
Prepaid Expenses	—
Prepaid Software ABS	1,973.28
Professional Fees-Ordinary Course	1,191.59
Rent	57,156.03
Repairs & Maintenance	3,567.23
Roadgard	—
Seminars & Meetings	55.00
Taxes & Licenses	10,235.81
Telephone	28,107.56
Temporary Agency Staff	264.00
Travel	2,663.06
Utilities	15,226.43
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC		420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,546.37

Total Other Cash Disbursements	275,553.37	420,681.26	—

TOTAL ALL CASH DISBURSEMENTS	1,387,986.20	420,681.26	—

	—	—	13,362.11

Book Balance per bank rec.			13,362.11

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total

Beginning Cash Position	7,902.34	6,010.16	7,885.49	8,055.37	12,293.06	62,166.71	435,582.36	—	—	435,582.36

							—	—	—	—
TICO Cash Collected							—	—	—	—
SM Cash Collected	73,581.67	47,923.36	55,389.25	57,553.52	67,263.35	171,687.79	3,290,706.71	—	—	3,290,706.71
TIG Cash Collected							—	—	—	—
TPF Cash Collected							—	—	—	—
TCL Cash Collected							—	—	—	—
Other Income Collected							—	—	—	—

SUBTOTAL	73,581.67	47,923.36	55,389.25	57,553.52	67,263.35	171,687.79	3,290,706.71	—	—	3,290,706.71

							—	—		—
							—	—		—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(66,214.57)	(46,234.43)	(51,097.29)	(45,390.00)	(66,158.45)	(189,405.57)	(1,785,503.78)	420,681.26	—	(1,364,822.52)
							—	—		—
							—	—		—
							—	—		—
							—	—		—

Total Cash Receipts and Transfers	7,367.10	1,688.93	4,291.96	12,163.52	1,104.90	(17,717.78)	1,505,202.93	420,681.26	—	1,925,884.19

								—
Cash Disbursements - Loans								—
							—
Loan Proceeds Checks							1,049,033.50	—		1,049,033.50
Expenses related to Loans							63,399.33	—		63,399.33

Subtotal - Loans	—	—	—	—	—	—	1,112,432.83	—	—	1,112,432.83

								—
								—
Cash Disbursements - Other								—
Advertising							19,560.11	—	—	19,560.11
Bank Charges						—	—		—	—
Claims Funding*							55,794.41	—		55,794.41
Company Auto							3,527.69	—	—	3,527.69
Computer Costs							5,775.64	—	—	5,775.64
Dues And Subscriptions							175.21	—	—	175.21
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							8,769.62	—	—	8,769.62
Forms & Printing							23,137.80	—	—	23,137.80
Insurance							10,766.68	—	—	10,766.68
Meals & Entertainment							3,421.17	—	—	3,421.17
Miscellaneous							1,906.26	—	—	1,906.26
Office Expense							3,138.64	—	—	3,138.64
Postage							8,593.78	—	—	8,593.78
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							1,973.28	—	—	1,973.28
Professional Fees-Ordinary Course							1,191.59	—	—	1,191.59
Rent							57,156.03	—	—	57,156.03
Repairs & Maintenance							3,567.23	—	—	3,567.23
Roadgard							—	—	—	—
Seminars & Meetings							55.00	—	—	55.00
Taxes & Licenses							10,235.81	—	—	10,235.81
Telephone							28,107.56	—	—	28,107.56
Temporary Agency Staff							264.00	—	—	264.00
Travel							2,663.06	—	—	2,663.06
Utilities							15,226.43	—	—	15,226.43
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	420,681.26	—	420,681.26
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
Other							10,546.37	—	—	10,546.37

Total Other Cash Disbursements	—	—	—	—	—	—	275,553.37	420,681.26	—	696,234.63

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	1,387,986.20	420,681.26	—	1,808,667.46

	15,269.44	7,699.09	12,177.45	20,218.89	13,397.96	44,448.93	552,799.09	—	—	552,799.09

Book Balance per bank rec.	15,269.44	7,699.09	12,177.45	20,218.89	13,397.96	44,448.93

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,011,745.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,011,745.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No.	03-13213
Monthly Court Report for January-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,487,175.52	1,487,175.52		1,487,175.52	—	—	1,487,175.52
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,487,175.52	1,487,175.52	—	1,487,175.52	—	—	1,487,175.52

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(475,429.97)	(633,790.17)	158,360.20	(633,790.17)	158,360.20	—	(475,429.97)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,011,745.55	853,385.35	158,360.20	853,385.35	158,360.20	—	1,011,745.55

Cash Disbursements - Loans
Loan Proceeds Checks	417,562.90	417,562.90		417,562.90			417,562.90
Expenses related to Loans	42,061.48	42,061.48		42,061.48			42,061.48

Subtotal - Loans	459,624.38	459,624.38	—	459,624.38	—	—	459,624.38

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	11,049.49	11,049.49		11,049.49			11,049.49
Bank Charges	—	—		—	—	—	—
Claims Funding*	8,434.95	8,434.95		8,434.95			8,434.95
Company Auto	—	—		—	—	—	—
Computer Costs	3,678.15	3,678.15		3,678.15	—	—	3,678.15
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	3,959.23	3,959.23		3,959.23	—	—	3,959.23
Forms & Printing	9,998.78	9,998.78		9,998.78	—	—	9,998.78
Insurance	4,923.36	4,923.36		4,923.36	—	—	4,923.36
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	243.40	243.40		243.40	—	—	243.40
Office Expense	515.64	515.64		515.64	—	—	515.64
Postage	7,799.43	7,799.43		7,799.43	—	—	7,799.43
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,181.52	20,181.52		20,181.52	—	—	20,181.52
Repairs & Maintenance	2,542.41	2,542.41		2,542.41	—	—	2,542.41
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	10,685.61	10,685.61		10,685.61	—	—	10,685.61
Telephone	3,894.08	3,894.08		3,894.08	—	—	3,894.08
Temporary Agency Staff	—	—		—	—	—	—
Travel	94.07	94.07		94.07	—	—	94.07
Utilities	6,903.89	6,903.89		6,903.89	—	—	6,903.89
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	345,884.24	187,524.04	158,360.20	187,524.04	158,360.20	—	345,884.24
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	109,022.64	109,022.64		109,022.64	—	—	109,022.64
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,310.28	2,310.28		2,310.28	—	—	2,310.28

Total Other Cash Disbursements	552,121.17	393,760.97	158,360.20	393,760.97	158,360.20	—	552,121.17

TOTAL ALL CASH DISBURSEMENTS	1,011,745.55	853,385.35	158,360.20	853,385.35	158,360.20	—	1,011,745.55

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor - 1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,215,844.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,215,844.95

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case #	03-13209	Case No.	03-13209
Monthly Court Report for January-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	26,878.80	8,758.80	18,120.00	—	—	26,878.80	—	—	26,878.80

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,374,651.90	54,451.91	125,628.46	1,194,571.53		1,374,651.90	—	—	1,374,651.90
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,374,651.90	54,451.91	125,628.46	1,194,571.53	—	1,374,651.90	—	—	1,374,651.90

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(149,065.57)	(50,178.08)	(120,160.91)	(161,562.90)	182,836.32	(331,901.89)	182,836.32	—	(149,065.57)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,225,586.33	4,273.83	5,467.55	1,033,008.63	182,836.32	1,042,750.01	182,836.32	—	1,225,586.33

Cash Disbursements - Loans
						—
Loan Proceeds Checks	415,533.88			415,533.88		415,533.88			415,533.88
Expenses related to Loans	47,521.10			47,521.10		47,521.10			47,521.10

Subtotal - Loans	463,054.98	—	—	463,054.98	—	463,054.98	—	—	463,054.98

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	9,356.42			9,356.42		9,356.42			9,356.42
Bank Charges	—			—		—	—	—	—
Claims Funding*	25,003.65			25,003.65		25,003.65			25,003.65
Company Auto	1,170.29			1,170.29		1,170.29	—	—	1,170.29
Computer Costs	2,542.62			2,542.62		2,542.62	—	—	2,542.62
Dues And Subscriptions	2,425.00			2,425.00		2,425.00	—	—	2,425.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	80.00			80.00		80.00	—	—	80.00
Fixed Assets	935.39			935.39		935.39	—	—	935.39
Forms & Printing	10,922.35			10,922.35		10,922.35	—	—	10,922.35
Insurance	4,565.42			4,565.42		4,565.42	—	—	4,565.42
Meals & Entertainment	1,003.58			1,003.58		1,003.58	—	—	1,003.58
Miscellaneous	3,816.35			3,816.35		3,816.35	—	—	3,816.35
Office Expense	2,508.06			2,508.06		2,508.06	—	—	2,508.06
Postage	4,468.58			4,468.58		4,468.58	—	—	4,468.58
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	590.00			590.00		590.00	—	—	590.00
Rent	23,119.05			23,119.05		23,119.05	—	—	23,119.05
Repairs & Maintenance	2,791.53			2,791.53		2,791.53	—	—	2,791.53
Roadgard	—			—		—	—	—	—
Seminars & Meetings	230.00			230.00		230.00	—	—	230.00
Taxes & Licenses	12,254.10			12,254.10		12,254.10	—	—	12,254.10
Telephone	4,919.78			4,919.78		4,919.78	—	—	4,919.78
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,113.22			2,113.22		2,113.22	—	—	2,113.22
Utilities	7,051.71			7,051.71		7,051.71	—	—	7,051.71
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	408,822.76			225,986.44	182,836.32	225,986.44	182,836.32	—	408,822.76
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	1,352.00			1,352.00		1,352.00	—	—	1,352.00
Voyager Payment	217,234.03			217,234.03		217,234.03	—	—	217,234.03
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	3,514.08			3,514.08		3,514.08	—	—	3,514.08

Total Other Cash Disbursements	752,789.97	—	—	569,953.65	182,836.32	569,953.65	182,836.32	—	752,789.97

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,215,844.95	—	—	1,033,008.63	182,836.32	1,033,008.63	182,836.32	—	1,215,844.95

	36,620.18	13,032.63	23,587.55	—	—	36,620.18	—	—	36,620.18

Book Balance per bank rec.	36,620.18	13,032.63	23,587.55

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	840,061.45
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$840,061.45

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case #	03-13206	Case No.	03-13206
Monthly Court Report for January-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	105,559.35	9,275.68	—	—	—	96,283.67	105,559.35	—	—	105,559.35

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,198,249.98	49,872.04	—	381,791.18		766,586.76	1,198,249.98	—	—	1,198,249.98
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,198,249.98	49,872.04	—	381,791.18	—	766,586.76	1,198,249.98	—	—	1,198,249.98

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(309,248.76)	(44,672.26)	—	343,729.73	114,540.54	(722,846.77)	(423,789.30)	114,540.54	—	(309,248.76)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	889,001.22	5,199.78	—	725,520.91	114,540.54	43,739.99	774,460.68	114,540.54	—	889,001.22

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	412,507.33			412,507.33			412,507.33			412,507.33
Expenses related to Loans	25,903.19			25,903.19			25,903.19			25,903.19

Subtotal - Loans	438,410.52	—	—	438,410.52	—	—	438,410.52	—	—	438,410.52

							—
							—
Cash Disbursements - Other							—
Advertising	7,067.70			7,067.70			7,067.70			7,067.70
Bank Charges	59.00		—	59.00			59.00	—	—	59.00
Claims Funding*	22,605.31			22,605.31			22,605.31			22,605.31
Company Auto	1,046.87			1,046.87			1,046.87	—	—	1,046.87
Computer Costs	1,966.91			1,966.91			1,966.91	—	—	1,966.91
Dues And Subscriptions	2,505.00			2,505.00			2,505.00	—	—	2,505.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	11,111.79			11,111.79			11,111.79	—	—	11,111.79
Forms & Printing	8,421.15			8,421.15			8,421.15	—	—	8,421.15
Insurance	3,078.59			3,078.59			3,078.59	—	—	3,078.59
Meals & Entertainment	1,163.53			1,163.53			1,163.53	—	—	1,163.53
Miscellaneous	761.13			761.13			761.13	—	—	761.13
Office Expense	451.57			451.57			451.57	—	—	451.57
Postage	2,391.88			2,391.88			2,391.88	—	—	2,391.88
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	25,343.79			25,343.79			25,343.79	—	—	25,343.79
Repairs & Maintenance	2,545.74			2,545.74			2,545.74	—	—	2,545.74
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	14,749.25			14,749.25			14,749.25	—	—	14,749.25
Telephone	4,690.53			4,690.53			4,690.53	—	—	4,690.53
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,105.46			2,105.46			2,105.46	—	—	2,105.46
Utilities	7,778.07			7,778.07			7,778.07	—	—	7,778.07
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	281,428.63			166,888.09	114,540.54		166,888.09	114,540.54	—	281,428.63
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	379.03			379.03			379.03	—	—	379.03

Total Other Cash Disbursements	401,650.93	—	—	287,110.39	114,540.54	—	287,110.39	114,540.54	—	401,650.93

							—

TOTAL ALL CASH DISBURSEMENTS	840,061.45	—	—	725,520.91	114,540.54	—	725,520.91	114,540.54	—	840,061.45

	154,499.12	14,475.46	—	—	—	140,023.66	154,499.12	—	—	154,499.12

Book Balance per bank rec.	154,499.12	14,475.46	—			140,023.66

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	828,836.04
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$828,836.04

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No.	03-13205	Case No.	03-13205
Monthly Court Report for January-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(100,402.79)	103,081.02	460,303.22	(650,231.96)	(13,555.07)	(100,402.79)	—	—	(100,402.79)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,814,208.24		1,814,208.24		—	1,814,208.24	—	—	1,814,208.24
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	220.85	220.85				220.85	—	—	220.85

SUBTOTAL	1,814,429.09	220.85	1,814,208.24	—	—	1,814,429.09	—	—	1,814,429.09

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(735,429.12)		(1,614,228.27)	771,346.12	107,453.03	(842,882.15)	107,453.03	—	(735,429.12)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,078,999.97	220.85	199,979.97	771,346.12	107,453.03	971,546.94	107,453.03	—	1,078,999.97

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	139,431.17			139,431.17		139,431.17			139,431.17
Bank Charges	31,285.32			31,285.32		31,285.32	—	—	31,285.32
Claims Funding*	52,321.96			52,321.96		52,321.96			52,321.96
Company Auto	2,836.12			2,836.12		2,836.12	—	—	2,836.12
Computer Costs	18,253.03			18,253.03		18,253.03	—	—	18,253.03
Dues And Subscriptions	285.00			285.00		285.00	—	—	285.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,042.91			4,042.91		4,042.91	—	—	4,042.91
Fixed Assets	36,356.78			36,356.78		36,356.78	—	—	36,356.78
Forms & Printing	6,517.82			6,517.82		6,517.82	—	—	6,517.82
Insurance	1,511.72			1,511.72		1,511.72	—	—	1,511.72
Meals & Entertainment	1,991.19			1,991.19		1,991.19	—	—	1,991.19
Miscellaneous	225.11			225.11		225.11	—	—	225.11
Office Expense	3,644.48			3,644.48		3,644.48	—	—	3,644.48
Postage	11,055.93			11,055.93		11,055.93	—	—	11,055.93
Prepaid Expenses	550.00			550.00		550.00	—	—	550.00
Prepaid Software ABS	23,074.45			23,074.45		23,074.45	—	—	23,074.45
Professional Fees - Ordinary Course	5,953.00			5,953.00		5,953.00	—	—	5,953.00
Rent	16,551.72			16,551.72		16,551.72	—	—	16,551.72
Repairs & Maintenance	778.80			778.80		778.80	—	—	778.80
Roadgard	—			—		—	—	—	—
Seminars & Meetings	115.00			115.00		115.00	—	—	115.00
Taxes & Licenses	279.37			279.37		279.37	—	—	279.37
Telephone	34,975.14			34,975.14		34,975.14	—	—	34,975.14
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,167.13			2,167.13		2,167.13	—	—	2,167.13
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	406,829.91			284,604.38	122,225.53	284,604.38	122,225.53	—	406,829.91
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	17,753.00			17,753.00		17,753.00	—	—	17,753.00
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	10,049.98			10,049.98		10,049.98	—	—	10,049.98

Total Other Cash Disbursements	828,836.04	—	—	706,610.51	122,225.53	706,610.51	122,225.53	—	828,836.04

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	828,836.04	—	—	706,610.51	122,225.53	706,610.51	122,225.53	—	828,836.04

	149,761.14	103,301.87	660,283.19	(585,496.35)	(28,327.57)	164,533.64	(14,772.50)	—	149,761.14

Book Balance per bank rec.	149,761.14	103,301.87	660,283.19	(585,496.35)	(28,327.57)
		—		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case #	03-13207	Case No.	03-13207
Monthly Court Report for January-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	January-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case #	03-13210	Case No.	03-13210
Monthly Court Report for January-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	January-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	January-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

1/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,180,091	—	—	3,180,091	72.2%	—	3,180,091	72.2%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	476,884	—	—	476,884	10.8%	—	476,884	10.8%
Late Charges	—	—	—	369,408	—	—	369,408	8.4%	—	369,408	8.4%

Total Interest Income	—	—	—	4,026,382	—	—	4,026,382	91.4%	—	4,026,382	91.4%
Interest Expense	—	—	—	258,151	109,879	—	368,030	8.4%	—	368,030	8.4%

Net Interest Income	—	—	—	3,768,231	(109,879)	—	3,658,352	83.1%	—	3,658,352	83.1%
Provision for Loan Losses
P&L Recoveries	—	—	—	(60,969)	—	—	(60,969)	-1.4%	42,929	(18,040)	-0.4%
Reserves	—	—	—	(143,569)	—	—	(143,569)	-3.3%	—	(143,569)	-3.3%
Cash	—	—	—	872,214	—	—	872,214	19.8%	—	872,214	19.8%

Total Provision	—	—	—	667,677	—	—	667,677	15.2%	42,929	710,606	16.1%
Net Interest included Provision	—	—	—	3,100,555	(109,879)	—	2,990,676		(42,929)	2,947,746
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	322,501	—	—	322,501	7.3%	(2,036)	320,464	7.3%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	28,798	—	—	28,798	0.7%	—	28,798	0.7%
Other Income	—	—	—	3,039	24,143	—	27,182	0.6%	—	27,182	0.6%

Total Direct Income	—	—	—	354,337	24,143	—	378,481	8.6%	(2,036)	376,444	8.6%
Total Revenue	—	—	—	4,380,720	24,143	—	4,404,863	100.0%	(2,036)	4,402,827	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,359,661	83,121	—	1,442,782	32.8%	—	1,442,782	32.8%
Commissions/Bonus	—	—	—	319,714	—	—	319,714	7.3%	—	319,714	7.3%
Benefits	—	—	—	186,978	1,585	—	188,564	4.3%	—	188,564	4.3%
Taxes	—	—	—	198,571	4,091	—	202,662	4.6%	—	202,662	4.6%
Other	—	—	—	1,461	—	—	1,461	0.0%	—	1,461	0.0%

Total Personnel	—	—	—	2,066,385	88,797	—	2,155,182	48.9%	—	2,155,182	48.9%
Building
Rent	—	—	—	188,657	3,519	—	192,176	4.4%	—	192,176	4.4%
Utilities	—	—	—	51,747	530	—	52,276	1.2%	—	52,276	1.2%
Depreciation	—	—	—	55,129	3,202	—	58,331	1.3%	3,753	62,084	1.4%
Other	—	—	—	6,835	—	—	6,835	0.2%	—	6,835	0.2%

Total Building	—	—	—	302,368	7,250	—	309,618	7.0%	3,753	313,371	7.1%
Telecommunications
Telephone	—	—	—	79,461	1,062	—	80,523	1.8%	—	80,523	1.8%
Computers	—	—	—	62,653	4,597	—	67,250	1.5%	—	67,250	1.5%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	142,114	5,659	—	147,774	3.4%	—	147,774	3.4%
Advertising	—	—	—	159,553	—	—	159,553	3.6%	—	159,553	3.6%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	(3,240)	(3,240)	-0.1%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,281	24,635	—	56,916	1.3%	—	56,916	1.3%
Collection Expense	—	—	—	2,270	—	—	2,270	0.1%	182	2,453	0.1%
Travel	—	—	—	79,500	—	—	79,500	1.8%	—	79,500	1.8%
Office Expense	—	—	—	109,585	2,164	—	111,750	2.5%	—	111,750	2.5%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	9,827	—	—	9,827	0.2%	—	9,827	0.2%
Taxes & Licenses	—	—	—	22,922	7,760	—	30,682	0.7%	2,250	32,932	0.7%
Other	—	—	—	63,498	907	—	64,404	1.5%	1,204	65,608	1.5%

Total Other Expense	—	—	—	205,831	10,831	—	216,663	4.9%	3,454	220,116	5.0%

Total Direct Expense	—	—	—	3,916,132	247,052	—	4,163,183	94.5%	47,078	4,210,261	95.6%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Restructure	—	—	—	464,588	(222,908)	—	241,680	5.5%	(49,114)	192,565	4.4%
Restructuring Expenses	—	—	—	—	1,229,774	—	1,229,774	27.9%	—	1,229,774	27.9%

Net Income After Restructure	—	—	—	464,588	(1,452,682)	—	(988,094)		(49,114)	(1,037,208)
Income Tax (34%)	—	—	—	179,424	—	—	179,424	4.1%	—	179,424	4.1%

Net Income	—	—	—	285,164	(1,452,682)	—	(1,167,518)	-26.5%	(49,114)	(1,216,632)	-27.6%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru January 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	87,781,204	36	—	88,159,785	69.3%	10,166,085	98,325,871	79.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	3.0%
Fee Income	226,383	105,384	—	11,083,601	—	—	11,415,368	9.0%	51,566	11,466,934	9.3%
Late Charges	149,281	—	—	6,954,104	—	—	7,103,384	5.6%	1,064,348	8,167,732	6.6%

Total Interest Income	741,283	118,310	—	105,818,909	36	—	106,678,538	83.9%	14,957,402	121,635,940	98.4%
Interest Expense	113,794	52,912	0	4,782,829	5,556,262	—	10,505,796	8.3%	3,252,426	13,758,222	11.1%

Net Interest Income	627,489	65,398	(0)	101,036,080	(5,556,225)	—	96,172,742	75.6%	11,704,976	107,877,718	87.3%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,359,296)	—	—	(1,368,792)	-1.1%	(2,476,600)	(3,845,391)	-3.1%
Reserves	—	(20,000)	—	(1,339,509)	—	—	(1,359,509)	-1.1%	(7,657,559)	(9,017,067)	-7.3%
Cash	557,239	64,134	4,612	27,148,258	—	—	27,774,243	21.8%	21,309,765	49,084,007	39.7%

Total Provision	547,854	44,024	4,612	24,449,453	—	—	25,045,943	19.7%	11,175,606	36,221,548	29.3%
Net Interest included Provision	79,635	21,375	(4,612)	76,586,627	(5,556,225)	—	71,126,800		529,370	71,656,169
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	12,774,624	—	—	12,774,624	10.0%	1,599,605	14,374,229	11.6%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.6%	69,787	2,041,576	1.7%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,784	387,784	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	823,527	—	—	824,423	0.6%	—	824,423	0.7%
Other Income	—	256,832	2,042,382	1,592,329	1,010,179	—	4,901,723	3.9%	(20,528,504)	(15,626,782)	-12.6%

Total Direct Income	—	256,832	5,266,457	13,939,091	1,010,179	—	20,472,560	16.1%	(18,471,328)	2,001,231	1.6%
Total Revenue	741,283	375,142	5,266,457	119,758,000	1,010,216	—	127,151,098	100.0%	(3,513,926)	123,637,171	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	35,131,967	2,102,808	—	39,051,463	30.7%	5,116,963	44,168,427	35.7%
Commissions/Bonus	—	58,213	366,715	6,144,651	302,445	—	6,872,023	5.4%	481,502	7,353,525	5.9%
Benefits	6,989	12,842	142,412	4,063,944	94,267	—	4,320,454	3.4%	451,031	4,771,485	3.9%
Taxes	6,914	15,553	159,820	3,789,173	178,781	—	4,150,241	3.3%	576,977	4,727,218	3.8%
Other	—	—	66,338	245,898	83,006	—	395,241	0.3%	130,096	525,337	0.4%

Total Personnel	100,067	259,140	2,293,278	49,375,632	2,761,306	—	54,789,423	43.1%	6,756,569	61,545,992	49.8%
Building
Rent	392	9,889	184,677	4,920,694	247,594	—	5,363,246	4.2%	878,197	6,241,443	5.0%
Utilities	—	216	40,071	1,119,853	46,456	—	1,206,596	0.9%	152,604	1,359,200	1.1%
Depreciation	40,494	2,445	84,488	1,689,193	353,740	—	2,170,361	1.7%	606,290	2,776,651	2.2%
Other	428	257	—	358,496	12,079	—	371,260	0.3%	109,340	480,600	0.4%

Total Building	41,314	12,806	309,236	8,088,237	659,869	—	9,111,462	7.2%	1,746,431	10,857,893	8.8%
Telecommunications
Telephone	6,010	6,411	89,222	2,370,551	174,858	—	2,647,052	2.1%	393,871	3,040,923	2.5%
Computers	27,156	3,315	80,347	911,548	264,218	—	1,286,584	1.0%	380,097	1,666,680	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,633,062	462,656	—	4,325,492	3.4%	866,557	5,192,049	4.2%
Advertising	—	113	43,816	3,399,721	4,720	—	3,448,370	2.7%	163,736	3,612,106	2.9%
Reinsurance Claims Expense	—	—	—	1,203,738	—	—	1,203,738	0.9%	1,570,059	2,773,796	2.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	543,816	34,972,850	—	35,564,942	28.0%	97,227	35,662,168	28.8%
Collection Expense	1,860	51	—	46,643	—	—	48,553	0.0%	677,781	726,335	0.6%
Travel	—	6,620	24,540	2,443,750	127,780	—	2,602,692	2.0%	207,618	2,810,310	2.3%
Office Expense	23,071	3,158	52,550	2,962,469	243,969	—	3,285,216	2.6%	485,714	3,770,930	3.0%
Entertainment	—	68	—	118,997	35	—	119,101	0.1%	126	119,227	0.1%
Amortization	—	—	101,806	359,491	—	—	461,297	0.4%	12,568,082	13,029,379	10.5%
Taxes & Licenses	5,636	3,405	20,599	703,437	81,571	—	814,648	0.6%	202,096	1,016,744	0.8%
Other	1,326	29,298	567,361	2,680,274	(52,652)	—	3,225,607	2.5%	2,294,491	5,520,098	4.5%

Total Other Expense	30,033	35,930	742,315	6,824,668	272,923	—	7,905,869	6.2%	15,550,509	23,456,378	19.0%

Total Direct Expense	871,340	431,143	3,639,880	104,791,549	44,818,367	—	154,552,279	121.6%	42,482,551	197,034,829	159.4%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	73,397,658	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	14,944,594	(43,728,700)	—	(27,358,685)	-21.5%	46,038,974	197,034,829	-59.4%
Income Tax (34%)	—	—	66,684	5,320,775	5,481,666	—	10,869,126	8.5%	(6,674,996)	4,194,130	3.4%

Net Income	(130,057)	(56,002)	1,544,796	9,623,818	(49,210,366)	—	(38,227,810)	-30.1%	(39,363,978)	(77,591,788)	-62.8%

THAXTON MONTHLY OPERATING REPORT - January 2006	Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	January-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	January-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

1/31/2006

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,901,195	10,372,764	—	12,273,959	(1,673)	—	(1,673)	12,272,286
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	70,540,346	—	—	70,540,346	3,675	—	3,675	70,544,021
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,134,651)	—	—	(12,134,651)	(1,843,194)	—	(1,843,194)	(13,977,846)
Loss Reserve	—	—	—	(8,426,352)	(10,000)	—	(8,436,352)	(180,125)	—	(180,125)	(8,616,477)
Unearned Insurance	—	—	—	(809,618)	—	—	(809,618)	(195,654)	(708,123)	(903,777)	(1,713,395)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,737,641	498,627	—	6,236,268	419,242	—	419,242	6,655,510
Accumulated Depreciation	—	—	—	(4,030,458)	(430,801)	—	(4,461,259)	(371,760)	—	(371,760)	(4,833,019)
Accounts Receivable	73,260	—	(102)	75,024	8,921	—	157,103	528,545	(14,080)	514,465	671,568
Repossessed Automobiles	—	—	—	—	—	—	—	88,328	—	88,328	88,328
Intercompany Balance	561,880	57,761	(3,410,817)	(30,483,797)	74,742,551	(6,248,675)	35,218,903	(45,983,851)	9,588,090	(36,395,761)	(1,176,857)
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(345,624)	—	—	(345,624)	—	—	—	(345,624)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	(2,250)	—	(2,250)	(2,250)
DAC Commissions	—	—	—	—	—	—	—	—	243,733	243,733	243,733
Prepaid Assets	—	—	—	913,568	4,281	—	917,849	7,341	—	7,341	925,190
Other Assets	—	—	—	236,903	6,160,026	—	6,396,929	1,647	80,301	81,947	6,478,876

Total Assets	635,140	57,761	(3,410,919)	41,374,226	115,703,976	(18,409,595)	135,950,589	(47,529,729)	9,189,921	(38,339,808)	97,610,780
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	5,105,091	—	5,106,601	32,347	—	32,347	5,138,947
Notes Payable	—	—	67,738	—	34,867,019	—	34,934,757	—	—	—	34,934,757
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	569,423	46,246	—	634,956	493,774	3,338,245	3,832,018	4,466,974
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,939,332	(4,600)	—	3,934,732	—	124,370	124,370	4,059,102
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,114,537	85,066	—	2,201,937	29,159	8,171	37,330	2,239,268
Other Liabilities	296,174	—	—	114,655	41,261	—	452,090	62,678	214,277	276,955	729,045

Total Liabilities	302,744	1,509	82,789	6,737,947	162,092,200	—	169,217,190	2,514,329	3,902,459	6,416,788	175,633,978
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,404,493)	(19,187,192)	(40,569,034)	(49,981,589)	5,066,823	(44,914,766)	(85,483,800)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	285,164	(1,452,682)	—	(1,167,518)	(62,469)	220,639	158,169	(1,009,348)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	34,636,279	(46,388,224)	(18,409,595)	(33,266,601)	(50,044,058)	5,287,462	(44,756,597)	(78,023,198)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	41,374,226	115,703,976	(18,409,595)	135,950,589	(47,529,729)	9,189,921	(38,339,808)	97,610,780

THAXTON MONTHLY OPERATING REPORT - January 2006

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	January 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$5,416.48	$5,416.48	Bi-Weekly	EFT	0
FICA-Employee	0	$111,385.02	$111,385.02	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$253.54	$253.54	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$245,079.02	$245,079.02	$0.00		$0.00

State and Local
Withholding	0	$2,359.31	$2,359.31	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$41,804.20	$41,804.20
Personal Property	0	9,702.86	$9,702.86
Other:	0	36,130.70	$36,130.70			0

Total State and Local Taxes	$0.00	$89,997.07	$89,997.07	$0.00		$0.00

TOTAL TAXES		$335,076.09	$335,076.09			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

*	Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for January-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	44,553.87	8,762.07	35,791.80
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	44,553.87	8,762.07	35,791.80

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	46,700.24	8,762.07	37,938.17
Employee Witholding of Insurance/etc	(2,146.37)		(2,146.37)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	44,553.87	8,762.07	35,791.80

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 1/6/2006	Period Ending 1/20/2006	Period Ending	Total
Corporate
Salary expense	$22,120.92	$12,186.92	$—	$34,307.84
FICA/FUTA/SUTA	$2,221.88	$1,070.97	$—	$3,292.85
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$24,511.54	$13,426.63	$—	$37,938.17
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$398.99	$398.98	$—	$797.97
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,381.04	$4,381.03	$—	$8,762.07
Period Total	$28,892.58	$17,807.66	$—	$46,700.24
401(k) payable	$(865.23)	$(865.23)	$—	$(1,730.46)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(13.46)	$—	$(40.38)
Life insurance	$(18.88)	$(9.28)	$—	$(28.16)
Contingent health liability	$(148.98)	$(146.67)	$—	$(295.65)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$27,806.71	$16,747.16	$—	$44,553.87
	$(1,085.87)	$(1,060.50)	$—	$(2,146.37)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$12,153.09	$10,924.41	$—	$23,077.50
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,181.46	$2,235.02	$—	$5,416.48
EE SS Tax	$1,605.65	$990.58	$—	$2,596.23
ER SS Tax	$1,605.65	$990.58	$—	$2,596.23
EE Med Tax	$375.53	$231.65	$—	$607.18
ER Med Tax	$375.52	$231.67	$—	$607.19
State/local Tax	$1,463.76	$895.55	$—	$2,359.31
Futa	$182.77	$70.77		$253.54
Suta	$456.93	$176.93		$633.86
Adjustments	$6,406.35	$—	$—	$6,406.35

GRAND TOTAL	$27,806.71	$16,747.16	$—	$44,553.87

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$1,060.50	$—	$2,146.37

PAYROLL - TICO

	Period Ending 1/6/2006	Period Ending 1/20/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$398.99	$398.98	$—	$797.97
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,381.04	$4,381.03	$—	$8,762.07
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,381.04	$4,381.03	$—	$8,762.07

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Wachovia #	2000014825703
Wachovia		2079900431038
Monthly Court Report for January-06		540439122
		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(13,555.07)	—	—	—	—	—		(13,555.07)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,365,393.65	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	107,453.03
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,365,393.65	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	107,453.03

Cash Disbursements - Loans
Gross Wages	1,353,213.54	202,364.27	151,828.35	55,253.53	5,280.38	345,374.66	152,062.89	441,049.46
Federal Tax	123,586.76	21,923.44	14,800.73	4,137.94	419.37	29,514.52	10,322.38	42,468.38
SS Tax	82,026.31	12,307.20	9,194.28	3,385.90	324.83	20,871.92	9,179.70	26,762.48
Med Tax	19,183.56	2,878.29	2,150.28	791.85	75.96	4,881.32	2,146.85	6,259.01
EIC	(41.76)	—	—	—	—	(41.76)	—	—
State Tax	29,475.29	8,584.54	288.11	1,653.00	199.39	13,570.40	5,148.01	31.84
Advance	1,850.00	500.00	—	—	—	500.00	—	850.00
Mileage	(36,976.02)	(4,375.19)	(2,800.54)	(2,274.78)	—	(10,695.58)	(5,327.77)	(11,502.16)
Miscellaneous	(181.35)	—	—	—	—	—	—	(181.35)
Shortage	225.90	—	—	—	—	146.58	—	79.32
STD	1,681.39	174.51	135.73	72.02	—	459.82	216.06	623.25
Medical	21,920.52	3,054.70	2,654.90	472.58	26.00	5,907.76	2,965.21	6,839.37
401K Loans	5,223.31	487.85	—	80.50	—	978.64	211.56	3,464.76
401K Deducts	12,543.97	2,221.41	252.69	602.64	—	4,326.59	336.09	4,804.55
AHL Dental	5,350.40	727.94	559.24	120.72	15.40	1,675.26	776.84	1,475.00
AHL Cancer	990.32	87.24	69.16	48.84	—	301.10	131.98	352.00
AHL Life	2,996.66	407.15	313.88	121.06	3.40	780.34	458.67	912.16
Flex Med	1,540.00	—	250.00	—	—	580.78	426.92	282.30
Dep Care	460.76	—	—	—	—	—	—	460.76
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	82.00	8.00	5.00	4.00	—	21.00	14.00	30.00
Garnishment	685.21	—	185.42	—	—	234.50	—	265.29
Bankrpc	1,094.22	275.00	—	819.22	—	—	—	—
Child support	7,718.16	550.00	465.00	463.36	—	1,462.64	1,499.56	3,277.60
Tax Levy	663.70	—	—	—	—	663.70	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	282,099.31	49,812.08	28,523.88	10,498.85	1,064.35	76,139.53	28,506.06	87,554.56
	—	—	—	—	—	—	—	—

FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,704.18	825.00	650.42	1,282.58	—	2,360.84	1,499.56	3,542.89
Federal Tax	166,055.14	21,923.44	14,800.73	4,137.94	419.37	29,514.52	10,322.38	42,468.38
EE SS Tax	108,788.79	12,307.20	9,194.28	3,385.90	324.83	20,871.92	9,179.70	26,762.48
ER SS Tax	108,788.70	12,307.15	9,194.29	3,385.90	324.81	20,871.84	9,179.69	26,762.51
EE Med Tax	25,442.57	2,878.29	2,150.28	791.85	75.96	4,881.32	2,146.85	6,259.01
ER Med Tax	25,442.52	2,878.29	2,150.28	791.85	75.97	4,881.29	2,146.90	6,258.97
State Tax	29,507.13	8,584.54	288.11	1,653.00	199.39	13,570.40	5,148.01	31.84
Futa	13,484.92	1,340.12	1,186.36	436.89	41.91	2,623.75	1,184.45	3,335.72
Suta	47,990.51	7,950.29	3,340.22	600.73	142.58	10,003.00	4,515.77	10,718.96
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(28,327.57)	—	—	—	—	—	—	(28,327.57)

Book Balance per bank rec.	(28,327.57)		—		—	—		(28,327.57)
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	January-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$75,431,722
Plus Amounts billed during the period		$7,474,004
Sold Receivables during month
Less Amounts collected during the period		($12,365,380)
Total Accounts Receivable at the end of the reporting period		$70,540,346

Accounts Receivable Aging		Amount
0-30 days old		$65,948,129
31-60 days old		$1,705,984
61-90 days old		$1,164,251
91+ days old		$1,721,982
Total Accounts Receivable		$70,540,346
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)		$70,540,346

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 01/31/2006

Aged Accounts Receivable

(Gross Balance as of 01/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$63,187,512	$63,187,512	$—	$—	$—
Potential (1-30)	$2,760,617	$2,760,617	$—	$—	$—
31-60 Days	$1,705,984	$1,705,984	$—	$—	$—
61-90 Days	$1,164,251	$1,164,251	$—	$—	$—
91 and Over	$1,721,982	$1,721,982	$—	$—	$—
Total Delinquency	$7,352,834	$7,352,834	$—	$—	$—
Total Gross Receivables	$70,540,346	$70,540,346	$—	$—	$—
Post Accounts Payable
(As of 01/31/06)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

Prepared by Danny Bufford	THAXTON MONTHLY OPERATING REPORT - January 2006, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Jan-06

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	78,126,532.39	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(36,401,339.82)	(45,983,067.57)
Cash Transfers between companies	(0.00)		(3,598,566.49)							3,596,100.55	2,465.94
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(6,023.91)							9,272.92	(3,249.01)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		258,151.27							(258,151.27)
Payroll	—		(37,542.00)							37,542.00
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 01/31/06	(0.00)	6,248,675.00	74,742,551.26	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(33,016,575.62)	(45,983,850.64)

	(0.00)	6,248,675.00	74,742,551.26	—	—	(3,410,817.00)	57,761.00	561,880.00	—	(33,016,575.62)	(45,983,850.64)

Balance Sheet - January 31, 2006	—	6,248,675.00	74,742,551.00			(3,410,817.00)	57,761.00	561,880.00		(33,016,576.00)	(45,983,851.00)